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                                                                    EXHIBIT 23.2

                     [LETTERHEAD OF HUDDLESTON & CO., INC.]


                               LETTER OF CONSENT

  We hereby consent to the references to us under the headings "Principal Properties" and "Oil and Gas Reserves" in the Annual Report on Form 10-K of PetroCorp Incorporated for the year ended December 31, 1999.


                                  Huddleston & Co., Inc.

                                  By:    /s/  B. P. Huddleston
                                     --------------------------------------
                                     B. P. Huddleston, P.E.
                                      Chairman

Houston, Texas
March 24, 2000